Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.21M

SEVENTEENTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

THIS SEVENTEENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.	Customer desires to utilize, and CSG agrees to deliver, functionality to provide Customer with the ability to send CSG a file of its subscribers who receive their monthly statements notification electronically via e-mail from Customer (“eBill”) and the eBill notification was deemed by Customer to be undeliverable to the subscriber. CSG will recall the eBbill and send a hard copy of the statement per cycle date provided by Customer (up to ****** **** **** ****) for applicable accounts, post a reconciliation file for Customer to retrieve, and update its records to yield a CIT interaction. Customer will send the initiating file once daily to CSG and the file will have combined all system principals. The file will have no associated inserts other than remittance envelopes. Statement reprints will be printed in full color.

2.	Therefore, Schedule F, Fees, CSG Service, Subsection III. Payment Procurement, shall be amended to add a new Section H. entitled “Undeliverable eBills-Reprint of Statement,” as follows:

Description of Item/Unit of Measure	Frequency		Fee
H. Undeliverable eBills – Reprint of Statements
1. First Printed Page – Undeliverable Email Reprint	*	******* ****	$	*	*****
2. Additional Printed Pages – Undeliverable Email Reprint	*	******* ****	$	*	*****
3. Printed Ad Pages – Undeliverable Email Reprint	*	******* ****	$	*	*****
4. Full Color Processing – First Page – Undeliverable Email Reprint
• Up to ********* Printed Physical Pages Per Month	*	******* ****	$	*	*****
• ********* – ********** Physical Pages Per Month	*	******* ****	$	*	*****
• ********** – ********** Printed Physical Pages Per Month	*	******* ****	$	*	*****
• ********** – ********** Printed Physical Pages Per Month	*	******* ****	$	*	*****
• ********** and greater Printed Physical Pages per Month	*	******* ****	$	*	*****
5. Full Color Processing – Additional Pages – Undeliverable Email Reprint
• Up to ********* Printed Physical Pages Per Month	*	******* ****	$	*	*****
• ********** – ********** Physical Pages Per Month	*	******* ****	$	*	*****
• ********** – ********** Printed Physical Pages Per Month	*	******* ****	$	*	*****
• ********** – ********** Printed Physical Pages Per Month	*	******* ****	$	*	*****
• ********** and greater Printed Physical Pages per Month	*	******* ****	$	*	*****
6. Special Printer/Inserter Setup Fee (Undeliverable Email Reprint jobs less than *,*** printed statements) (per job, per cycle) (Note 22)	*	** *******		*	****

Note 22: For clarification purposes, the Special Printer/Inserter Setup for cycles less than *,*** printed statements is included in the BSC for residential Connected Subscribers.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Peter Kiriacoulacos	By:	By: /s/ Michael J. Henderson

Name:	Peter Kiriacoulacos	Name:	Name: Michael J. Henderson

Title:	Executive Vice President & Chief Procurement Officer	Title:	Title: EVP Sales & Marketing

Date:	12-7-12	Date:	Date: 12/13/12